Exhibit 10.2

*PORTIONS OF THIS ETHANOL PURCHASE AGREEMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Encore Energy Services, Inc. 11807 Q Street, Suite 1 Omaha, NE 68137 Confirming Order Date: April 12, 2012	Base Agreement #: 1146 Confirming Order #: 1149 Account #: 00010513 Page 1

:

CONFIRMING ORDER

Between Encore Energy Services, Inc. (Seller or Encore) and

Southwest Iowa Renewable Energy LLC (Buyer or SIRE)

Site(s) Covered							Tax Status
Facility Name: Southwest Iowa Renewable Energy LLC Street Address: 2101 42nd Avenue City, State, Zip: Council Bluffs, IA 51501-8409 Utility: N/A Utility Account #: N/A							Tax Exempt: ☒ Yes ☐ No Inside City Limits: ☐ Yes ☒ No County: Pottawattami Note: Invoices will include tax unless an exemption certificate has been provided for each site.
Term							Delivery Type
From: May 1, 2012 To: October 31, 2013							MDQ ☒ Firm 900 ☐ Secondary Firm ☐ Interruptible ☐ Firm 10,000 ☒ Secondary Firm ☐ Interruptible Deliveries will be made on: ☒ Buyer’s Transport (first) ☒ Seller’s Transport (second)
Delivery Point:							Delivery Data
☐ Into-the-Pipe ☐ LDC City Gate ☐ Burner Tip ☒ See Special Provisions ☐ Pooled ☒ Stand Alone							Pipe Name: Northern Natural Gas Zone/Line Segment: ABC POI/TBS Number: 78970 City/State: Council Bluffs, IA Buyer’s Transport Contract Number: N/A
Estimated Volumes to Delivery Point Volumes in: ☒ Monthly MMBtu (Default) ☐ Daily MMBtu Billable Volume: ☒ Actual Consumption (Default) ☐ Nominations
Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total
2012					248,000	240,000	248,000	248,000	240,000	248,000	240,000	248,000	1,960,000
2013	248,000	224,000	248,000	240,000	248,000	240,000	248,000	248,000	240,000	248,000			2,432,000
2014
Total													4,392,000
Price at the Delivery Point Prices are in: ☒ US $ ☐ Other
All services, prices, definitions, terms and conditions stated in the “Term Sheet” attached hereto as Exhibit A are applicable and made part of this “Confirming Order”.
The default gas cost applicable to the “Estimated Volumes to Delivery Point” stated above shall be that described in Section 2.b) of the attached “Term Sheet”.  For clarification purposes -  1) The “Gas Daily Index” shall specifically mean the Daily Midpoint price posted in Platts Gas Daily publication for Northern, Ventura.  2) The transportation rate applicable to Section 2 b) shall equal Northern’s TF – 12 tariff rate for the first 900 MMBtu per day, and then an annual average rate of $* per MMBtu for any volumes in excess of 900 MMBtu per day *.  In addition to the foregoing, Buyer’s total “Price at the Delivery Point” will include Northern’s tariff fuel percentage and Seller’s “Balancing” charge of $*/MMBtu.

*OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Buyer may transact a “fixed-price” at any time for all or part of its Estimated Volumes for a term not to exceed 12-months.  In the event Buyer transacts a “fixed-price”, then a new Confirming Order will be issued documenting the specific price, volumes, and term agreed to by Buyer and Seller.

Encore Energy Services, Inc. 11807 Q Street, Suite 1 Omaha, NE 68137 Confirming Order Date: April 12, 2012	Base Agreement #: 1146 Confirming Order #: 1149 Account #: 00010513 Page 2

agreed to by Buyer and Seller.
Fuel Loss
Fuel loss charges will be calculated based on: ☒ The index price for gas delivered to the Delivery Point specified herein ☐ The fixed price for gas delivered to the Delivery Point specified herein

Encore Energy Services, Inc. 11807 Q Street, Suite 1 Omaha, NE 68137 Confirming Order Date: April 12, 2012	Base Agreement #: 1146 Confirming Order #: 1149 Account #: 00010513 Page 3

Evergreen Pricing Provision

This Confirming Order and its rates, terms and conditions will automatically extend past October 31, 2013 for continuous one (1) year extension terms unless canceled by either Party giving written notice to the other Party at least sixty (60) days prior to the end of the applicable term.

Monthly Imbalance Cash-out Provisions

Monthly Imbalances managed by:                                                                ☒ Encore per the provisions below                                                                ☐ Pipeline per tariff ☐ Utility per tariff

    -       If Buyer only transacts natural gas purchases based on the Gas Daily Index, then no imbalance will be created and thus there will be no monthly cash-out.
    -       If Buyer transacts a “Fixed-Price”, “Basis”, or “First of the Month Index” and the amount hedged (“Monthly Volumes”) does not equal the actual consumption during any given month, then the Monthly Imbalance will be cashed-out pursuant to the following :

For volumes consumed above the Monthly Volumes, Seller shall charge Buyer a price per MMBtu equal to the Gas Daily Index published in Gas Daily’s “Daily Price Survey” for deliveries to Northern Natural Gas – * per MMBtu plus applicable pipeline fuel, transportation, and Balancing associated with the delivery of gas to the Delivery Point.
For volumes unutilized below the Monthly Volumes , Seller shall credit Buyer a price per MMBtu equal to the Gas Daily Index price as published in Gas Daily’s “Daily Price Survey” for deliveries to Northern Natural Gas - * per MMBtu.

-Encore will utilize its best efforts to minimize Buyer’s monthly imbalance volume.
*OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Responsibility for Nominations, Scheduling, and Daily Balancing
	Buyer	Seller	Not applicable
Nominations	☐	☒	☐
Scheduling	☐	☒	☐
Daily Balancing	☐	☒	☐
Special Provisions
Notwithstanding anything to the contrary in this Confirming Order or the Base Agreement, the Delivery Point shall be (i) “Into the Pipe” at the applicable receipt point for Buyer owned transportation (900/day) being utilized to effectuate this transaction; and (ii) at “customer’s direct connect meter” for Seller owned transportation above 900/day) being utilized to effectuate this transaction.

This Confirming Order is subject to and incorporates the Terms and Conditions of the NAESB Base Contract between Buyer and Seller.
Buyer	/s/ Brian T. Cahill		President and CEO	4-25-12
	Signature		Title	Date
Seller	/s/ Ken Graeber		President and CEO	4-25-12
	Signature		Title	Date

Encore Energy Services, Inc. 11807 Q Street, Suite 1 Omaha, NE 68137 Confirming Order Date: April 12, 2012	Base Agreement #: 1146 Confirming Order #: 1149 Account #: 00010513 Page 4

IF ANY OF THE TERMS STATED ABOVE ARE CONTRARY TO YOUR UNDERSTANDING, PLEASE NOTIFY US IN WRITING WITHIN TWO (2) BUSINESS DAYS STATING YOUR OBJECTIONS.

“Exhibit A”

Term Sheet

for

Southwest Iowa Renewable Energy and Encore Energy Services

1.	No Notice Peaking Service:

(a)
This “Service” allows for up to 10,000 MMBtu per day of natural gas to be delivered to the SIRE facility without any prior notice.  This “Service” is 100% firm for the period April 1st through October 15th and will be accommodated on a “Best Efforts” basis from October 16th through March 31st.  It is expressly understood that the “Service” is not available in the event Northern Natural Gas invokes a “Critical Day”.

(b)	The Demand fee for the “No Notice Peaking Service” shall be $* annually paid in twenty four bi-monthly increments of $*. Said amount shall be due consistent with bi-monthly prepayment arrangement.

*OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.	Gas Cost:

(a)
No notice Gas- As defined will be any gas purchased or consumed with less than 26-hours advanced notice to Encore. The price for such gas shall not exceed the “Gas Daily Index” for the following day in which the gas was used plus(+) $* per MMBtu plus applicable fuel and transportation*.

*OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)
Next Day Gas- As defined will be any gas that is purchased with at least 26-hour advanced notice to Encore (i.e. by 7:00AM the day preceding the gas day starting at 9:00AM for which the purchased gas will be consumed). The price for such gas shall be “Gas Daily Index” plus(+) $* per MMBtu plus applicable fuel and transportation*.

*OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)
Term Gas- As defined will be any forward gas purchase SIRE wishes to transact up to a term of 12-months. All term gas will be sold on a “fixed-price” basis inclusive of applicable fuel and transportation*.

(d)	Other Transactions- SIRE may, at their discretion, sell put options at or near their steam cost for any length of term up to 12-months.

*Applicable Transportation shall mean interstate transportation on the pipeline system of Northern Natural Gas Co. (NNG) for the express purpose of delivering gas from the receipt point to the SIRE facility. The price of said transportation will in no event exceed the then current applicable tariff rate as defined in NNG’s FERC approved tariff This specifically includes, but is not limited to, Schedules TF, TFX, IT, TF Overrun, and Daily Firm. In all instances, SIRE’s existing TF-12 transportation contract will be fully utilized before any incremental transportation is obtained by Encore on behalf of SIRE.

3.	Term: The term of the transaction is for 18-months commencing May 1, 2012 and concluding October 31, 2013.

4.
Balancing:  Notwithstanding “No Notice Gas” events during the “Best Efforts” period described above, Encore will ensure that SIRE remains in balance on a daily and monthly basis such that SIRE will receive NO daily penalties or be

Encore Energy Services, Inc. 11807 Q Street, Suite 1 Omaha, NE 68137 Confirming Order Date: April 12, 2012	Base Agreement #: 1146 Confirming Order #: 1149 Account #: 00010513 Page 6

subject to a punitive monthly cash-out. The charge for said “Balancing” service is $* per MMBtu. This Charge is in addition to the “Gas Cost” detailed in Section 2 above.

*OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.